SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 7, 2005

Date of Report (date of earliest event reported)

OCCAM NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

Announcement of extension of preferred stock financing

On January 4, 2005, a special committee of the board of directors of Occam Networks, Inc. approved the extension of Occam’s previously completed private placement offering of Series A-2 preferred stock. Between November 2003 and April 2004, Occam sold and issued an aggregate of 2,224,110 shares of Series A-2 preferred stock to venture capital investment firms in multiple closings of the Series A-2 financing. In connection with the extension financing, the special committee increased the number of shares of preferred stock designated as Series A-2 preferred stock to 4,300,000 and on January 7, 2005, Occam filed with the Delaware Secretary of State a certificate effecting the increase.

On January 11, 2005, Occam announced that it had completed the initial closing of the Series A-2 financing, raising an aggregate of $5.275 million from venture capital funds affiliated with Alta Partners, U.S. Venture Partners (USVP), Norwest Venture Partners, and New Enterprise Associates (NEA). Occam indicated that it intended to raise additional funds from the sale of shares of Series A-2 preferred stock from new investors in subsequent private placements of Series A-2 preferred stock. A copy of the press release announcing the initial closing is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Of the $5.275 million raised, Alta entities invested $1.25 million, USVP entities invested $1.4 million, Norwest entities invested $1.875 million, and an NEA entity invested $750,000. Under the purchase agreement relating to the Series A-2 preferred stock sale, these entities also agreed to acquire an additional $2.925 million of Series A-2 preferred stock at a subsequent closing, subject to satisfaction of customary closing conditions, including the accuracy of representations and warranties Occam makes in the purchase agreement. In the event the total amount raised from the private placements exceeds $10 million (including amounts raised at the initial closing), the purchase obligations of Alta, USVP, Norwest, and NEA will be proportionately reduced. A copy of the Series A-2 Preferred Stock Purchase Agreement dated as of January 7, 2005 among Occam and purchasers of the Series A-2 preferred stock is attached as Exhibit 10.61 to this Current Report on Form 8-K.

The Series A-2 preferred stock was sold and issued on the same terms, including pricing, as previously disclosed. All shares of Series A-2 preferred stock were issued at a price of $10.00 per share. Each share of Series A-2 preferred stock is convertible into approximately 90.9 shares of common stock, reflecting a common-equivalent price per share of $0.11. The rights, preferences, and privileges of Occam’s Series A-2 preferred stock are described in the Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 21, 2003 and March 12, 2004, in each case with all attached exhibits.

In connection with the announcement of the Series A-2 financing, Occam reiterated its intention to conduct a rights offering of Series A-2 preferred stock at some point in the future when the private placement transactions have been completed. The rights offering will not be commenced until a registration statement has been filed with and declared effective by the Securities and Exchange Commission. Applicable subscription ratios, record dates, issuance dates, and subscription periods have not yet been determined.

Amendment of Investors’ Rights Agreement

In connection with the financing, Occam and the investors purchasing Series A-2 preferred stock entered the Fourth Amended and Restated Investors’ Rights Agreement dated as of January 7, 2005. The agreement amends and restates the prior investors’ rights agreement as previously described and filed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2004. The principal effect of the amendment and restatement was to provide for registration rights with respect to the additional shares of Series A-2 preferred stock issued in connection with the extension financing. Occam is obligated to file, on or before March 31, 2005, a registration statement covering the resale of the common stock issuable upon conversion of all shares of Series A-2 preferred stock issued in the private placement transactions.

A copy of the Fourth Amended and Restated Investors’ Rights Agreement is attached as Exhibit 10.62 to this Current Report on Form 8-K.

Amendment of Hercules Loan Documentation

On December 20, 2004, Occam filed a Current Report on Form 8-K announcing that it had entered a Senior Loan and Security Agreement with Hercules Technology Growth Capital, Inc. under which Occam had borrowed $3.0 million.

In January 2005, Occam and Hercules entered a letter agreement extending the maturity date of the loan from December 17, 2007 to December 31, 2007. A copy of the amendment agreement is attached as Exhibit 10.63 to this Current Report on Form 8-K, and a copy of the related promissory note is attached as Exhibit 10.64.

Section 3 – Securities and Trading Markets

Item 3.02 — Unregistered Sales of Equity Securities

In connection with the Series A-2 financing on January 7, 2005, Occam sold 527,500 shares of Series A-2 preferred stock for an aggregate purchase price of $5,275,000 in an unregistered issuance of equity securities. Occam relied on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for an exemption from the registration requirements of the Securities Act. All of the purchasers of Series A-2 preferred stock were “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act, and no form of general solicitation or general advertising was used in connection with the sale of the Series A-2 preferred stock. As indicated under Section 1, Item 101 above, Occam has outstanding commitments to issue up to an additional 292,500 shares of Series A-2 preferred stock to existing investors in subsequent closings of the private placement transactions.

The following table sets forth certain information known to us with respect to the beneficial ownership of Occam’s Series A-2 preferred stock and common stock immediately prior to the closing of the Series A-2 financing on January 7, 2005, as compared to beneficial ownership immediately following such closing, assuming that all outstanding shares of Series A-2 preferred stock are converted into common stock. Each share of Series A-2 preferred stock is convertible into approximately 90.9 shares of common stock, reflecting a common-equivalent price per share of $0.11. Based on the current $0.11 conversion price, the 2,751,610 outstanding shares of Series A-2 preferred stock are convertible into approximately 250,146,363 shares of common stock. The table also reflects ownership of the Series A-2 preferred stock as a separate class. The table reflects beneficial ownership for the following persons and classes of persons:

•	each person who is the beneficial owner of 5% or more of the outstanding shares of our common stock or Series A-2 preferred stock;

•	each director of Occam;

•	each executive officer named in the compensation table in Part III of our Annual Report on Form 10-K as filed with the SEC on March 30, 2004; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by the footnotes below, Occam believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. In computing the number of shares of common stock beneficially owned, shares subject to options or warrants held by a stockholder that are exercisable within sixty days of January 7, 2005 are deemed outstanding for the purpose of determining the percentage ownership of that stockholder. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other stockholder. The outstanding warrant to acquire Series A-2 preferred stock held by Alta Partners is not reflected in the table because it is not anticipated that it will become exercisable within sixty days of January 7, 2005. Immediately prior to the closing that occurred on January 7, 2005, Occam had 268,569,669 shares of common stock and 2,224,110 shares of Series A-2 preferred stock outstanding. Immediately following such closing, Occam had 268,569,669 shares of common stock and 2,751,610 shares of Series A-2 preferred stock outstanding. Assuming conversion of all outstanding Series A-2 preferred stock into common stock, Occam had approximately 470,761,487 shares of common stock outstanding immediately prior to the closing that occurred on January 7, 2005, and 518,762,032 shares of common stock outstanding immediately following such closing.

	Common Stock Pre-Financing (1)			Series A-2 Preferred Stock Pre-Financing (2)			January 2005 Series A-2 Financing (3)			As-converted Post-Financing (4)
Name of Beneficial Owner	Number of Shares Beneficially Owned Prior to the January 2005 Series A-2 Financing		Percentage Beneficially Owned Prior to the January 2005 Series A-2 Financing	Number of Shares Beneficially Owned Prior to January 2005 Series A-2 Financing		Percentage Beneficially Owned Prior to January 2005 Series A-2 Financing	Number of Additional Shares of Series A-2 Preferred Purchased		Percentage of Series A-2 Beneficially Owned as a Separate Class After January 2005 Series A-2 Financing	Number of Common Shares Beneficially Owned after Conversion	Percentage of Shares Beneficially Owned after Conversion
Named Executive Officers & Directors
Robert Howard-Anderson	3,856,899	(5)	*	—		—	—		—	3,856,899	*
Howard M. Bailey	1,995,833	(6)	*	—		—	—		—	1,995,833	*
Mark Rumer	7,337,725	(7)	2.7%	—		—	—		—	7,337,725	1.4%
Russell J. Sharer	1,530,275	(8)	*	—		—	—		—	1,530,275	*
Steven M. Krausz	84,833,228	(9)	31.6%	1,190,910	(11)	53,5%	140,000	(13)	48.4%	205,825,046	39.7%
Robert B. Abbott	38,754,036	(10)	14.4%	353,200	(12)	15.9%	187,500	(14)	19.7%	87,908,581	16.9%
Robert Bylin	—		—	—		—	—		—	—	—
Thomas Pardun	—		—	—		—	—		—	—	—
Kenneth Cole	—		—	—		—	—		—	—	—
All current directors and executive officers as a group (9 persons)	138,307,996		50.0%	1,544,110		69.4%	327,500		68.0%	308,454,360	58.5%
5% Stockholders
Alta Partners One Embarcadero Center, Suite 4050 San Francisco, CA 94111	—		—	400,000	(18)	18.0%	125,000	(22)	19.1%	47,727,273	9.2%
U.S. Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	84,763,228	(15)	31.6%	1,190,910	(19)	53.5%	140,000	(23)	48.4%	205,755,046	39.7%
New Enterprise Associates 2490 Sand Hill Road Menlo Park, CA 94025	49,606,603	(16)	18.5%	200,000	(20)	9.0%	75,000	(24)	10.0%	74,606,603	14.4%
Norwest Venture Partners 525 University Avenue, Suite 800 Palo Alto, CA 94301	38,704,036	(17)	14.4%	353,200	(21)	15.9%	187,500	(25)	19.7%	87,858,581	16.9%

*	Represents less than 1% of the total shares.
(1)	Based on 268,569,669 outstanding shares of common stock as of January 7, 2005.
(2)	Based on 2,224,100 shares of Series A-2 preferred stock outstanding immediately prior to the closing of the Series A-2 financing that occurred on January 7, 2005.
(3)	An aggregate of 527,500 shares of Series A-2 preferred stock were sold at the closing of the Series A-2 financing that occurred on January 7, 2005.
(4)	Based on outstanding shares of common stock, assuming conversion of all outstanding Series A-2 preferred stock, and includes options and warrants to acquire shares of common stock held by the named individual or entity, and all executive officers as a group, that were exercisable within 60 days after January 7, 2005. Assumed conversion ratio for conversion of Series A-2 preferred stock into common stock is 90.9090909 shares of common stock for each issued and outstanding share of Series A-2 preferred stock. Applicable conversion ratio is subject to adjustment as described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2003 and the Certificate of Designation of the Series A-2 preferred stock filed as Exhibit 4.4 of such Form 8-K.
(5)	Consists of 3,856,899 shares of common stock issuable upon exercise of options.
(6)	Consists of 1,995,833 shares of common stock issuable upon exercise of options.
(7)	Includes 1,014,616 shares of common stock issuable upon exercise of options.
(8)	Includes 1,326,485 shares of common stock issuable upon exercise of options.
(9)	Consists of (a) 10,326,428 shares held by U S Venture Partners V, L P (“USVP V”); (b) 573,665 shares held by USVP V International, L.P. (“V Int’l”); (c) 321,292 shares held by 2180 Associates Fund V, L.P. (“2180 V”); (d) 252,449 shares held by USVP V Entrepreneur Partners, L.P. (“EP V”); (e) 70,271,575 shares held by U S Venture Partners VII, L.P. (“USVP VII”); (f) 1,464,015 shares held by 2180 Associates Fund VII, L.P. (“2180 VII”); (g) 731,968 shares held by USVP Entrepreneur Partners VII-A L.P. (“EP VII-A”); (h) 731,968 shares held by USVP Entrepreneur Partners VII-B L.P. (“EP VII-B”); (i) 89,868 shares of common stock issuable upon exercise of a warrant held by USVP VII; and (j) 70,000 shares of common stock issuable upon exercise of options held by Mr. Krausz. Mr. Krausz is a managing member of Presidio Management Group V, L.L.C. (“PMG V”) and Presidio Management Group VII, L.L.C. (“PMG VII”). PMG V is the general partner of each of USVP V, V Int’l, 2180 V and EP V. PMG VII is the general partner of USVP VII. PMG V or PMG VII may be deemed to share voting and dispositive power over the shares held by each of USVP V, V Int’l, 2180 V, EP V and USVP VII, as the case may be. Accordingly, as the managing member of PMG V and PMG VII, Mr. Krausz may be deemed to share voting and dispositive power over these shares as well. Mr. Krausz disclaims beneficial interest in such shares, except as to his proportionate membership interest therein.

(10)	Consists of (a) 36,872,779 shares held by Norwest Venture Partners VIII L.P. and (b) 1,831,257 shares held by NVP Entrepreneurs Fund VIII L.P.
(11)	Consists of (a) 1,048,000 shares held by USVP VII; (b) 21,833 shares held by 2180 VII; (c) 10,917 shares held by EP VII-A; (d) 10,917 shares held by EP VII-B; (e) 89,319 shares held by USVP V; (f) 4,963 shares held by V Int’l; (g) 2,778 shares held by 2180 V; and (h) 2,183 shares held by EP V. Mr. Krausz is a managing member of PMG V and PMG VII. As noted above in footnote 9, as the managing member of PMG V and PMG VII, Mr. Krausz may be deemed to share voting and dispositive power over these shares as well. Mr. Krausz disclaims beneficial interest in such shares, except as to his proportionate membership interest therein.
(12)	Consists of (a) 336,483 shares held by Norwest Venture Partners VIII, L.P. and (b) 16,717 shares held by NVP Entrepreneurs Fund VIII, L.P.
(13)	Consists of (a) 123,200 shares held by USVP VII; (b) 2,567 shares held by 2180 VIII; (c) 1,283 shares held by EP VIII-A; (d) 1,283 shares held by EP VIII-B; (e) 10,500 shares held by USVP V; (f) 583 shares held by V Int’l; (g) 327 shares held by 2180 V; and (h) 257 shares held by EP V. Mr. Krausz is a managing member of PMG V and PMG VII. As noted above in footnote 9, as the managing member of PMG V and PMG VII, Mr. Krausz may be deemed to share voting and dispositive power over these shares as well. Mr. Krausz disclaims beneficial interest in such shares, except as to his proportionate membership interest therein.
(14)	Consists of (a) 178,625 shares held by Norwest Venture Partners VIII, L.P. and (b) 8,875 shares held by NVP Entrepreneurs Fund VIII, L.P.
(15)	Consists of (a) 10,326,428 shares held by USVP V; (b) 573,665 shares held by V Int’l; (c) 321,292 shares held by 2180 V; (d) 252,449 shares held by EP V; (e) 70,271,575 shares held by USVP VII; (f) 1,464,015 shares held by 2180 VII; (g) 731,968 shares held by EP VII-A; and (h) 731,968 shares held by VII-B.
(16)	Consists of (a) 3,233,522 shares held by New Enterprise Associates VII, L.P. (“NEA VII”); (b) 672,110 shares held by NEA Partners VII, L.P. (“NEA Partners VII”); (c) 1,486 shares held by NEA General Partners, L.P. (“Presidents Partners”); (d) 45,611,415 shares held by New Enterprise Associates 9, L.P. (“NEA 9”); (e) 10,185 shares held by NEA Ventures 2000, L.P. (“NEA Ventures”); and (f) 77,885 shares of common stock issuable upon exercise of a warrant held by NEA 9.
(17)	Consists of (a) 36,872,779 shares held by Norwest Venture Partners VIII L.P. and (b) 1,831,257 shares held by NVP Entrepreneurs Fund VIII L.P.
(18)	Consists of (a) 386,934 shares held by Alta California Partners III, L.P. and (b) 13,066 shares held by Alta Embarcadero Partners III, LLC.
(19)	Consists of (a) 1,048,000 shares held by USVP VII; (b) 21,833 shares held by 2180 VII; (c) 10,917 shares held by EP VII-A; (d) 10,917 shares held by EP VII-B; (e) 89,319 shares held by USVP V; (f) 4,963 shares held by V Int’l; (g) 2,778 shares held by 2180 V; and (h) 2,183 shares held by EP V.
(20)	Consists of 200,000 shares held by NEA 9.
(21)	Consists of (a) 336,483 shares held by Norwest Venture Partners VIII, L.P. and (b) 16,717 shares held by NVP Entrepreneurs Fund VIII, L.P.
(22)	Consists of (a) 120,917 shares held by Alta California Partners III, L.P. and (b) 4,083 shares held by Alta Embarcadero Partners III, LLC.
(23)	Consists of (a) 123,200 shares held by USVP VII; (b) 2,567 shares held by 2180 VIII; (c) 1,283 shares held by EP VIII-A; (d) 1,283 shares held by EP VIII-B; (e) 10,500 shares held by USVP V; (f) 583 shares held by V Int’l; (g) 327 shares held by 2180 V; and (h) 257 shares held by EP V.
(24)	Consists of 75,000 shares held by NEA 9.
(25)	Consists of (a) 178,625 shares held by Norwest Venture Partners VIII, L.P. and (b) 8,875 shares held by NVP Entrepreneurs Fund VIII, L.P.

Item 3.03 — Material Modification to Rights of Security Holders

On January 7, 2005, Occam filed with the Delaware Secretary of State a Certificate Increasing the Number of Shares of Preferred Stock Designated as Series A-2 Convertible Preferred Stock to increase the number of shares of its preferred stock designated as Series A-2 preferred stock to 4,300,000. A copy of the certificate is attached as Exhibit 4.9.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Title
4.9.2	Certificate of Occam Networks, Inc. Increasing the Number of Shares of Preferred Stock Designated as Series A-2 Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on January 7, 2005

10.61	Series A-2 Preferred Stock Purchase Agreement dated as of January 7, 2005, among Occam Networks, Inc. and certain investors

10.62	Fourth Amended and Restated Investors’ Rights Agreement dated as of January 7, 2005, among Occam Networks, Inc. and certain holders of its capital stock

10.63	Letter Amendment Agreement among Occam Networks, Inc., Occam Networks (California), Inc. and Hercules Technology Growth Capital, Inc.

10.64	Promissory Note between Occam Networks, Inc. and Hercules Technology Growth Capital, Inc.

99.1	Press Release, dated January 11, 2005, of Occam Networks, Inc. announcing the initial closing of its Series A-2 preferred stock financing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Howard Bailey
Chief Financial Officer

Date: January 13, 2005

Exhibit Index

Exhibit Number	Title
4.9.2	Certificate of Occam Networks, Inc. Increasing the Number of Shares of Preferred Stock Designated as Series A-2 Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on January 7, 2005

10.61	Series A-2 Preferred Stock Purchase Agreement dated as of January 7, 2005, among Occam Networks, Inc. and certain investors

10.62	Fourth Amended and Restated Investors’ Rights Agreement dated as of January 7, 2005, among Occam Networks, Inc. and certain holders of its capital stock

10.63	Letter Amendment Agreement among Occam Networks, Inc., Occam Networks (California), Inc. and Hercules Technology Growth Capital, Inc.

10.64	Promissory Note between Occam Networks, Inc. and Hercules Technology Growth Capital, Inc.

99.1	Press Release, dated January 11, 2005, of Occam Networks, Inc. announcing the initial closing of its Series A-2 preferred stock financing